=======================================================================================================================================
                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): January 7, 2004

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                        (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                                       2244 Walnut Grove Avenue
                                                            (P.O. Box 800)
                                                      Rosemead, California 91770
                                     (Address of principal executive offices, including zip code)

                                                             626-302-1212
                                         (Registrant's telephone number, including area code)

=======================================================================================================================================

Item 5.  Other Events.

         On January 7, 2004, Southern California Edison Company agreed to sell $300,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, Series 2004A, Due 2014; $525,000,000 aggregate principal amount of its First and Refunding Mortgage
Bonds, Series 2004B, Due 2034; and $150,000,000 aggregate principal amount of its First and Refunding Mortgage Bonds, Series 2004C,
Due 2006 ("New Bonds").  For further information concerning the New Bonds, refer to the exhibits contained in this Current Report on
Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit
Number                                  Description
---------                               --------------

1.                         Underwriting Agreement dated January 7, 2004

4.1                        One Hundred First Supplemental Indenture dated as of January 7, 2004

4.2                        Certificate as to Actions by Officer of Southern California Edison Company, dated as of January 7, 2004

5.                         Opinion of Counsel

12.1                       Statement re Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

12.2                       Statement re Computation of Ratios of Earnings to Fixed Charges

25.                        Statement of Eligibility of Trustee on Form T-1 of The Bank of New York

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                            (Registrant)

                                                                     /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

January 9, 2004